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                                                               EXHIBIT (a)(1)(c)


                              NOTICE OF WITHDRAWAL
                                 OF SURRENDER OF
             CELESTICA INC.'S LIQUID YIELD OPTION(TM) NOTES DUE 2020

                           (ZERO COUPON-SUBORDINATED)

                            CUSIP NUMBERS: 15101QAA6*

                PURSUANT TO THE COMPANY NOTICE DATED JULY 5, 2005

--------------
* No representation is made with respect to the accuracy of the CUSIP number as printed on the Securities or as contained herein.

THIS OFFER WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT TIME, ON AUGUST 2, 2005 (THE "PURCHASE DATE"). REGISTERED HOLDERS OF SECURITIES MUST SURRENDER THEIR SECURITIES ON OR PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE PURCHASE
DATE IN ORDER TO RECEIVE THE PURCHASE PRICE. SECURITIES SURRENDERED FOR
PURCHASE MAY BE WITHDRAWN IF THE REGISTERED HOLDER SUBMITS AND THE DEPOSITARY RECEIVES THIS COMPLETED AND SIGNED NOTICE OF WITHDRAWAL NO LATER THAN 5:00 P.M., EASTERN DAYLIGHT TIME, ON AUGUST 2, 2005. SECURITIES NOT ACCEPTED FOR PAYMENT AFTER THE EXPIRATION OF 40 BUSINESS DAYS FROM THE COMMENCEMENT OF THE OFFER
TO PURCHASE THE SECURITIES MAY BE WITHDRAWN. HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE DEPOSITARY IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

                               THE DEPOSITARY IS:

                            JPMORGAN CHASE BANK, N.A.
       ITS BOND EVENTS, 2001 BRYAN STREET, 9TH FLOOR, DALLAS, TEXAS 75201

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company Notice, dated July 5, 2005 and the accompanying Purchase Notice, of Celestica Inc., an Ontario, Canada corporation ("Celestica"), relating to the purchase by Celestica, at the option of the holder thereof, of Celestica's Liquid Yield Option(TM) Notes due 2020 (Zero Coupon-Subordinated) (the "Securities") for $572.82 per $1,000 principal amount at maturity of the Securities, subject to the terms and conditions of the Indenture and the Option.

     This Notice of Withdrawal is to be completed by registered holders of Securities desiring to withdraw the surrender of such Securities in the Option if (i) Securities have been previously surrendered to the Depositary, or (ii) delivery of such Securities has been previously made by book-entry transfer to the Depositary's account at the Depository Trust Company ("DTC") pursuant to the book-entry transfer procedures described under the caption "Procedures to be Followed by Holders Electing to Surrender Securities for Purchase" in the Company Notice.


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Ladies and Gentlemen:

     The undersigned hereby withdraws the undersigned's surrender for purchase to Celestica of the Securities described below, which Securities were previously surrendered for purchase pursuant to the Company Notice.

     The undersigned understands that the withdrawal of Securities previously surrendered in this Option, effected by this Notice of Withdrawal, may not be rescinded and that such Securities will no longer be deemed to be validly surrendered for purchase for purposes of the undersigned's Purchase Notice. Such withdrawn Securities may be resurrendered for purchase only by following the procedures for surrendering set forth in the Company Notice and in the accompanying Purchase Notice.

     All authority conferred or agreed to be conferred in this Notice of Withdrawal shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Notice of Withdrawal shall be binding upon the heirs, personal and legal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

                                                                 * * *

                    DESCRIPTION OF SECURITIES BEING WITHDRAWN


      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                       SECURITIES BEING WITHDRAWN
      (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON              (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
                       SECURITIES)(1)

                                                               SECURITY       PRINCIPAL AMOUNT    PRINCIPAL AMOUNT
                                                             CERTIFICATE       REPRESENTED BY           BEING
                                                             NUMBER(S)(2)        SECURITIES        WITHDRAWN(2)(3)

                                                          -----------------------------------------------------------

                                                          -----------------------------------------------------------

                                                          -----------------------------------------------------------
                                                            TOTAL AMOUNT
                                                           BEING WITHDRAWN

----------------
(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Securities and the Depositary's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of DTC.

(2) Need not be completed if Securities are being surrendered for purchase by book-entry transfer.

(3) Unless otherwise specified, the entire aggregate principle amount evidenced by such Securities will be deemed to have been withdrawn.


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                               METHOD OF DELIVERY

/ /  CHECK HERE IF SECURITIES WERE PHYSICALLY DELIVERED TO THE DEPOSITARY.

/ / CHECK HERE IF SECURITIES WERE DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Surrendering Institution:
                                   ---------------------------------------------

Address:
          ----------------------------------------------------------------------

Telephone:
            --------------------------------------------------------------------

Facsimile:
            --------------------------------------------------------------------

Contact Person:
                 ---------------------------------------------------------------

Date Surrendered:
                   -------------------------------------------------------------

DTC Account Number:
                     -----------------------------------------------------------

Transaction Code Number:
                          ------------------------------------------------------


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                                    SIGN HERE

    (TO BE COMPLETED BY ALL REGISTERED HOLDERS OF SECURITIES BEING WITHDRAWN)

     Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Securities or on a security position listing or by person(s) authorized to become registered Holder(s) of the Securities by documents transmitted with this Notice of Withdrawal. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another party acting in a fiduciary or representative capacity, please set forth the signer's full title.


______________________________________________________________________________
          (SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:                     , 2005
         ------------------

Name(s):
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                        -------------------------------------------------------

Address(es):
              -----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Telephone Number(s):
                                       ----------------------------------------


                      THE GUARANTEE BELOW MUST BE COMPLETED

                            GUARANTEE OF SIGNATURE(S)

Authorized Signature:
                       --------------------------------------------------------

Name:
       ------------------------------------------------------------------------

Title:
        -----------------------------------------------------------------------

Name of Eligible Institution:
                               ------------------------------------------------

Address:
          ---------------------------------------------------------------------


          ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                 ----------------------------------------------

Dated:                     , 2005
        -------------------